EXHIBIT 1

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of GENTIVA HEALTH SERVICES, INC. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 10, 2007.

                                        WS CAPITAL, L.L.C.


                                        By: /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member


                                        WS CAPITAL MANAGEMENT, L.P.

                                        By: WS Capital, L.L.C., its general
                                            partner


                                        By: /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member


                                        WSV MANAGEMENT, L.L.C.


                                        By: /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member


                                        WS VENTURES MANAGEMENT, L.P.

                                        By: WSV Management, L.L.C., its general
                                            partner


                                        By: /s/ Reid S. Walker
                                            ------------------------------------
                                            Reid S. Walker, Member


                                        /s/ Reid S. Walker
                                        ----------------------------------------
                                        REID S. WALKER


                                        /s/ G. Stacy Smith
                                        ----------------------------------------
                                        G. STACY SMITH


                                        /s/ Patrick P. Walker
                                        ----------------------------------------
                                        PATRICK P. WALKER